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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):  February 9, 1996
                                                          ----------------



                                    TRW Inc.
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             (Exact name of registrant as specified in its charter)



       Ohio                           1-2384                    34-0575430
-------------------        --------------------------      -----------------
 (State or other            (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                        Identification Number)
  incorporation)



              1900 Richmond Road, Cleveland, Ohio             44124
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            (Address of principal executive offices)       (Zip Code)



               Registrant's telephone number, including area code:
                                 (216) 291-7000



                                       N/A
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          (Former name or former address, if change since last report)



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Item 5.   Other Events.

          Attached hereto as Exhibits 99(a) and 99(b), respectively, and incorporated herein by this reference are copies of two press releases made on February 9, 1996.

          Exhibit 99(a) relates to the proposed sale of substantially all of the businesses in the registrant's Information Systems and Services segment. The proposed sale, which has been structured as a recapitalization and is expected to be completed in the second half of 1996, is subject to corporate and governmental regulatory approvals and certain significant conditions to closing, including the implementation of certain computer systems. The sale is expected to result in a gain to the registrant.

          Exhibit 99(b) relates to the authorization by the registrant's directors of a program to purchase up to 10,000,000 shares of the registrant's Common Stock on the open market. The registrant expects to purchase the shares from time to time over the next 18 months, depending on and subject to market conditions.


Item 7.   Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired

          None

     (b)  Pro forma financial information

          None

     (c)  Exhibits

          99(a) Press release dated February 9, 1996 regarding the proposed sale of substantially all of the business in registrant's Information Systems and Services segment.

          99(b) Press release dated February 9, 1996 regarding authorization by the directors of a program to purchase shares of registrant's Common Stock.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        TRW INC.


Date: February 29, 1996                 By:  /s/ James C. Diggs
      ------------------                    ----------------------------
                                             James C. Diggs
                                             Assistant General Counsel
                                              and Assistant Secretary


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                                INDEX TO EXHIBITS


EXHIBIT             DESCRIPTION OF EXHIBIT



99(a) Press release dated February 9, 1996 regarding the proposed sale of substantially all of the business in registrant's Information Systems and Services segment.

99(b) Press release dated February 9, 1996 regarding authorization by the directors of a program to purchase shares of registrant's Common Stock.